Contract No. ST074

                           Storage Service Agreement
                               Rate Schedule FSS

1.  Shipper's Name and Address:

     Mountain Fuel Supply Company
     180 East First South, P.O. Box 11368
     Salt Lake City, Utah 84139

2.  Shipper's Status:

         X                 Local Distribution Company
                           Intrastate Pipeline Company
                           Interstate Pipeline Company
                           Marketer/Broker
                           Producer
                           End-User
                           Other

3.  Storage Service:

         X                 firm (Rate Schedule FSS)
                           interruptible (Rate Schedule ISS)

4.  Volumes to be Injected and Withdrawn:

     Firm service in Mcf
           3.5 Bcf         annual working gas volume
    29.17 MMCf/day         minimum required deliverability (MRD)

                    MRD = Annual Working Gas Volume (MMcf/year
                                150 days x .80

     Interruptible service in Mcf
                           annual working gas volume

5.  Rates:

     FIRM SERVICE - RATE SCHEDULE FSS

     Reservation Charges:
     Deliverability:
         X                 the maximum rate on Questar's Statement of
                           Rates
                           a discounted rate of           /Mcf

     Inventory Capacity:
         X                 the maximum rate on Questar's Statement of
                           Rates
                           a discounted rate of           /Mcf

     Usage Charges:
     Injection:  the maximum rate on Questar's Statement of
                 Rates

     Withdrawal:  the maximum rate on Questar's Statement of
                  Rates

     Overrun:  the maximum rate on Questar's Statement of Rates

     INTERRUPTIBLE SERVICE - RATE SCHEDULE ISS

     Usage Charges:
     Inventory:
                the maximum rate on Questar's Statement of Rates
                a discounted rate of           /Mcf

     Injection:

     Withdrawal:

6.  Volumetric Rate:

                    Valid only if capacity under Rate Schedule FSS is released at a volumetric rate.

7.  ACA Charge:
                    yes
     X              no

8.  Additional Facilities Charges:

     X              None
                    lump-sum payment of
                    monthly fee of
                    See additional terms

9. Term of the Agreement:
     Initial term
     September 1, 1993 to August 31, 2008

     Renewal term
                    none
         X          other:  year to year

10. Receipt Points:

     Map No.

             66    3.5 Bcf/storage season



     Meter No.

       003926      3.5 Bcf/storage season

This agreement includes all the terms and conditions of Questar's FERC Gas Tariff, First Revised Volume No. 1 and the terms and signatures of Shipper's Access Agreement with Questar.

Shipper
Mountain Fuel Supply Company           Questar Pipeline Company


By /s/Michael E. Benefield             By /s/J. B. Carricaburu
 Michael E. Benefield                  J. B. Carricaburu,
  Vice President,                        Vice President
     Gas Supply                        Gas Supply and Marketing


Date: 11-16-93
R93-007\MFS-074.KSO